UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 7, 2006

                             TRIARC COMPANIES, INC.
                --------------------------------------------------
              (Exact name of registrant as specified in its charter)


   DELAWARE                       1-2207                    38-0471180
   -----------------              --------------            --------------
   (State or Other               (Commission                (I.R.S. Employer
   Jurisdiction of               File Number)               Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                             10017
   ----------------------------------------------------------------------------
   (Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code:   (212) 451-3000

                                  N/A
   ----------------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On June 7, 2006, the stockholders of Triarc Companies, Inc. ("Triarc") approved an amendment (the "Amendment") to Triarc's Amended and Restated 2002 Equity Participation Plan (the "Plan"). The Amendment reduced the number of shares of Triarc's Class A Common Stock that are available for grant under the Plan by 3,000,000 and increased the number of shares of Triarc's Class B Common Stock, Series 1 that are available for grant under the Plan by the same amount.

     A copy of the Amendment is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

10.1 - Amendment No. 1 to Triarc Companies, Inc. Amended and Restated 2002 Equity Participation Plan.

99.1 -       Press release of Triarc Companies, Inc. dated June 7, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                      TRIARC COMPANIES, INC.



                                      By: /s/STUART ROSEN
                                          -------------------
                                          Stuart I. Rosen
                                          Senior Vice President
                                             and Secretary

Dated: June 7, 2006

                               EXHIBIT INDEX

Exhibit
No.               Description
-------           -----------

10.1    Amendment No. 1 to Triarc Companies, Inc. Amended and Restated 2002
           Equity Participation Plan.

99.1    Press release of Triarc Companies, Inc. dated June 7, 2006.